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                                  EXHIBIT 10.2

                         HOME LOAN FINANCIAL CORPORATION
                      1998 STOCK OPTION AND INCENTIVE PLAN

      1. PURPOSE. The purpose of the Home Loan Financial Corporation 1998 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Home Loan Financial Corporation (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing the directors and employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

      2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with the rules, regulations and interpretations promulgated thereunder.

            (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

            (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

            (e) "Company" means Home Loan Financial Corporation, an Ohio corporation, or any successor corporation.

            (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

            (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

            (h) "Fair Market Value" shall be determined as follows:

                  (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling prices on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                  (ii) If the Common Shares are quoted on either The Nasdaq
            National Market or The Nasdaq Small Cap Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on such market.

                  (iii) If the Common Shares are not traded on a national
            securities exchange or quoted on The Nasdaq National Market or The Nasdaq Small Cap Market, then the Fair Market Value shall be as determined by the Committee.


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      (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 7 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of
Section 422 of the Code.

      (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

      (k) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

      (l) "Participant" means an employee or director of the Company or a Subsidiary who is granted a Stock Option under this Plan. Notwithstanding the foregoing, for the purposes of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

      (m) "Plan" means the Home Loan Financial Corporation 1998 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

      (n) "Stock Option" means an option to purchase Common Shares granted pursuant to the provisions of Section 7 of this Plan.

      (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, The Home Loan Savings Bank.

      (p) "Terminated for Cause" means any removal of a director or discharge of an employee for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

3. ADMINISTRATION.

      (a) This Plan shall be administered by the Committee, which shall be comprised of not less than three of the members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

      (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.


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      4. TERM OF PLAN. This Plan shall terminate on the date which is ten (10)
years from the effective date of this Plan, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

      5. COMMON SHARES SUBJECT TO PLAN. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 10 of this Plan, shall be ten percent of the total Common Shares sold in connection with the conversion of The Home Loan Savings Bank from mutual to stock form.

      For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon the exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

      Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

      6. ELIGIBILITY AND GRANTS. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

      7. STOCK OPTIONS. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions, as the Committee shall deem desirable:

            (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable; provided, however, that no more than 25% of the shares subject to Stock Options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director who is not an employee of the Company or a Subsidiary and no more than 30% of such shares may be awarded to non-employee directors of the Company or a Subsidiary in the aggregate.

            (b) Stock Option Price. The per share option exercise price of a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time an Incentive Stock Option is granted to such Participant.


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      (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; except that the term of an Incentive Stock Option will not exceed ten years after the date the Incentive Stock Option is granted; provided, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option granted to such Participant shall not exceed five years.

      (d) Exercisability. Except as set forth in Section 7(f) and Section 8 of this Plan, Stock Options awarded under this Plan shall become exercisable at the rate of not more than one-fifth per year commencing on the date that is one year after the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

      (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Stock Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

      (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

8. TERMINATION OF EMPLOYMENT OR DIRECTORSHIP.

      (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within 12 months of such resignation, removal or retirement.

      (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

      (c) In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which has not been exercised shall terminate as of the date of such termination for cause.


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      9. NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option under this Plan and no rights or interests therein shall be assignable or transferable by a Participant except by will or pursuant to the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

      10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

            (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

            (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

            (c) The Committee may also make such adjustments in the number of shares covered by, and the exercise price or other value of, any outstanding Stock Options in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event that another corporation or business entity is being acquired by the Company and the Company agrees to assume outstanding employee stock options and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of Common Shares available for Stock Options under Section 5 of this Plan may be increased accordingly.

      11. AMENDMENT AND TERMINATION OF THIS PLAN. Without further approval of the shareholders, the Board may at any time terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 10 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

      12. MODIFICATION OF OPTIONS. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification,


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extension or renewal shall reduce the exercise price or confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

      13. MISCELLANEOUS.

            (a) Tax Withholding. The Company shall have the right to deduct from any settlement made under this Plan, including the delivery or vesting of Common Shares, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

            (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

            (c) Annulment of Stock Options. The grant of any Stock Option under this Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

            (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

            (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.


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            (f) Stock Option Agreement. Each Participant receiving a Stock
      Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

            (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

            (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

            (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no sooner than six months after the effective date of the conversion of The Home Loan Savings Bank from mutual to stock form.



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